UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 18, 2010

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL	60169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 18, 2010, Career Education Corporation (the “Company”) intends to make the financial information attached hereto (the “Financial Information”) available on its website at www.careered.com in the “Investor Relations” section under the “SEC Filings” section. The Financial Information is attached to this Report as Exhibit 99.1, and is incorporated in this Report by reference. The Financial Information reflects the Company’s unaudited revenue and operating income for 2009 and 2008, on both a quarterly and full-year basis after giving effect to the realignment of the Company’s reportable segments effective January 15, 2010 and its change in methodology for allocating shared services costs. The Financial Information also presents new student starts and total student population for all quarters in 2009 and 2008 after giving effect to the realignment of the Company’s reportable segments.

The realignment integrated the Company’s Art & Design Strategic Business Unit (“SBU”) into its University SBU. Brooks Institute, Harrington College of Design and Collins College joined the IADT schools in the alignment of the Art & Design group into the University SBU. As part of the realignment, Brown College and Briarcliffe College shifted from the University SBU into the Health Education SBU.

Based on the Company’s detailed review of its shared service costs, it has changed its methodology for allocating those costs to its SBUs. These services include legal, finance, human resources, marketing, certain academic functions and certain centralized activities related to student finance, including financial aid processing, student account posting and collections. These costs were previously recorded within “Corporate and other” and allocated to the SBUs based upon a percentage of revenue. The new methodology allocates costs based on usage and consumption factors such as student population, employee headcount, advertising expenses, number of financial aid recipients and revenue where appropriate. Certain services shared evenly across SBUs, will be allocated evenly. The effect of these changes impacts costs reported within each SBU and reduces the level of unallocated shared services costs.

By filing this report on Form 8-K and furnishing the Financial Information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The Company is furnishing the Financial Information pursuant to the Securities and Exchange Commission’s Regulation FD. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description of Exhibit

99.1	Financial Information (unaudited revenue and operating income for 2009 and 2008 on both a quarterly and full-year basis after giving effect to the realignment of the Company’s reportable segments effective January 15, 2010 and its change in methodology for allocating shared services costs) to be provided on the Company’s website on February 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Michael J. Graham
Michael J. Graham
Executive Vice President and Chief Financial Officer

Dated: February 18, 2010

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Financial Information (unaudited revenue and operating income for 2009 and 2008 on both a quarterly and full-year basis after giving effect to the realignment of the Company’s reportable segments effective January 15, 2010 and its change in methodology for allocating shared services costs) to be provided on the Company’s website on February 18, 2010.

4